Long-Term Deposits, Equipment Prepayments and Other - Schedule of Long-Term Deposits, Equipment Prepayments and Other (Details) - Long Term Deposit [Member] - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Schedule of Long-Term Deposits, Equipment Prepayments and Other [Line Items]
Security deposits for insurance and rent	$ 4,513	$ 4,624
Equipment and construction prepayments	51,854	39,813
Total	$ 56,367	$ 44,437